UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 28, 2021 (December 22, 2021)

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant's principal executive office)	(Zip code)

(518) 218-2550

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNLH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2021, Soluna Holdings, Inc., a Nevada corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Univest Securities, LLC, as representative of the several underwriters named therein, in connection with the offer and sale to such underwriters, in a firm commitment public offering (the “Offering”) of 445,714 shares (the “Shares”) of the Company’s 9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, with a $25.00 liquidation preference per share (the “Series A Preferred Stock”). Pursuant to the Underwriting Agreement, the Company also granted the underwriters a 45-day option to purchase up to an additional 66,587 shares (the “Option Shares”) of the Series A Preferred Stock on the same terms as the Shares sold in the Offering (the “Over-Allotment Option”). On December 28, 2021, the Company closed the Offering and issued and sold 445,714 shares of Series A Preferred Stock pursuant to the Underwriting Agreement for aggregate gross proceeds of approximately $7,800,000 less underwriting discounts of 7.0% ($546,000) and other offering fees and expenses, resulting in aggregate net proceeds to the Company of approximately $7,254,000. In the event that the Over-Allotment Option is exercised by the underwriters in full, that would result in additional aggregate gross proceeds of approximately $1,170,000 less applicable underwriter discounts and other offering fees and expenses. The Company intends to use the net proceeds from the Offering primarily for the acquisition, development and growth of data centers, including cryptocurrency mining processors, other computer processing equipment, data storage, electrical infrastructure, software and real property (i.e., land and buildings) and business, and for working capital and general corporate purposes, which include, but are not limited to, operating expenses.

The offering is a re-opening of the original issuance of Series A Preferred Stock, which occurred on August 23, 2021. The additional shares of Series A Preferred Stock will form a single series, and be fully fungible, with the outstanding shares of our Series A Preferred Stock. The first dividend on the Series A Preferred Stock offered pursuant to the Offering will be paid on January 31, 2022, which will include a period of less than a full month after the issuance of the Series A Preferred Stock and will cover the period from December 28, 2021 through January 31, 2022.

Also pursuant to the Underwriting Agreement, the Company agreed to issue to the Univest Securities, LLC, in connection with the Offering, warrants to purchase up to a number of shares of common stock, par value $0.001per share, of the Company (the “Common Stock”) representing 5% of the Shares and any Option Shares, at an initial exercise price of $11.011 per share, subject to certain adjustments (the “Underwriter’s Warrants”). On December 28, 2021, the Company issued to Univest Securities, LLC or its designee Underwriter’s Warrants to purchase up to 22,285 shares of Common Stock.

The Shares and the Option Shares offered for sale in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a final prospectus supplement, dated December 23, 2021 (the “Prospectus Supplement”), to the base prospectus included in the Company’s registration statement on Form S-3, as amended (File No. 333-261427), declared effective by the SEC on December 16, 2021 (the “Registration Statement”), which Prospectus Supplement was filed with the SEC on December 27, 2021 and is available on the SEC’s website at http://www.sec.gov. Copies of the Prospectus Supplement relating to the Offering may be obtained from the SEC’s website or from Univest Securities, LLC, 75 Rockefeller Plaza, Suite 1838, New York, NY 10019, by phone (212) 343-8888 or e-mail info@univest.us.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary indemnification rights and obligations of the parties thereto. The foregoing description of the Underwriting Agreement and Underwriter’s Warrants is qualified in its entirety by reference to the full text of the Underwriting Agreement and Underwriter’s Warrants, copies of which are filed as Exhibit 1.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated in this Item 1.01 by reference and into the Registration Statement. The Company is filing the opinion of its counsel, Sullivan & Worcester LLP, relating to the legality of the issuance and sale of the Shares and the Option Shares as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Offering is a re-opening of the Company’s original issuance of its Series A Preferred Stock, which occurred on August 23, 2021. In anticipation of and in order to consummate the Offering, on December 22, 2021, the Company filed a certificate of amendment to the Certificate of Designations, Preferences and Rights of Series A Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Nevada, in order to increase the number of shares of Series A Preferred Stock designated under the Certificate of Designations from 840,000 shares of Series A Preferred Stock to 3,640,000 shares of Series A Preferred Stock (the “Certificate of Amendment”). As described in Item 1.01 above, on December 28, 2021, the Company completed a public offering of, and issued, 445,714 Shares. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of such Certificate of Amendment, which is incorporated in this Item 5.03 by reference and into the Registration Statement.

Item 8.01 Other Events.

On December 23, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference. On December 28, 2021, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated in this Item 8.01 by reference.

This Form 8-K and Exhibits 99.1 and 99.2 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company's intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement by and between the Company and Univest Securities, LLC, as representative of the several underwriters named therein, dated December 23, 2021.

4.1	Certificate of Amendment to Certificate of Designations, Preferences and Rights of 9.0% Series A Cumulative Perpetual Preferred Stock, filed with the Secretary of State of the State of Nevada on December 22, 2021.

4.2	Form of Representative’s Warrant

5.1	Opinion of Sullivan & Worcester LLP.

99.1	Press Release of Soluna Holdings, Inc., dated December 23, 2021.

99.2	Press Release of Soluna Holdings, Inc., dated December 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2021	SOLUNA HOLDINGS, INC.

	By:	/s/ Jessica L. Thomas
Name: Jessica L. Thomas Title: Chief Financial Officer